EXHIBIT 99.1

QXO Announces Offering of Senior Secured Notes by Queen MergerCo, Inc.

GREENWICH, Conn. — April 21, 2025 — QXO, Inc. (NYSE: QXO) (“QXO” or the “Company”) announced today that its wholly owned subsidiary, Queen MergerCo, Inc. (“Merger Sub”), intends to offer $2 billion in Senior Secured Notes due 2032 (the “Notes”), subject to market and other conditions. Merger Sub was formed in connection with QXO’s previously announced acquisition of Beacon Roofing Supply, Inc. (“Beacon”) under the Agreement and Plan of Merger dated March 20, 2025 (the “Merger Agreement”).

Merger Sub intends to use the proceeds from the offering of the Notes, along with borrowings under new senior secured credit facilities, proceeds from QXO’s previously announced equity offerings, and available balance sheet cash, to fund the transactions contemplated by the Merger Agreement and pay related fees and expenses.

Upon consummation of the acquisition, Merger Sub will merge with and into Beacon, with Beacon surviving as a wholly owned subsidiary of QXO. The Notes will be guaranteed on a senior secured basis by each of Beacon’s wholly owned domestic restricted subsidiaries that guarantees Beacon’s new senior secured term loan facility. The Notes and the related guarantees will be secured by first-priority liens on substantially all of Beacon’s and the subsidiary guarantors’ material owned assets other than ABL Priority Collateral (as defined below) and by second-priority liens on substantially all of Beacon’s and the subsidiary guarantors’ inventory and accounts receivable and related assets (the “ABL Priority Collateral”), in each case subject to certain exceptions and permitted liens.

The issuance and sale of the Notes and the related guarantees have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and the Notes and the related guarantees are being offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act.

This press release is issued pursuant to Rule 135c under the Securities Act and does not constitute an offer to sell or a solicitation of an offer to buy any securities described herein, nor will these securities be sold in any state or other jurisdiction where such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About QXO

QXO plans to become the leader in the $800 billion building products distribution industry, with the goal of generating outsized value for shareholders. The company is targeting annual revenue of $50 billion in the coming decade through accretive acquisitions and organic growth. QXO recently signed a definitive agreement to acquire Beacon Roofing Supply, Inc. for approximately $11 billion, making QXO the second-largest distributor of roofing products in the United States upon closing, expected the week of April 28, 2025. In addition, QXO provides technology solutions to clients in the manufacturing, distribution and service sectors. Visit www.qxo.com for more information.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals and the use of proceeds from the offering of the Notes, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition, including uncertainties as to how many of stockholders of Beacon will tender their shares in the tender offer; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and Beacon’s business relationships with employees, customers or suppliers, operating results and business generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including circumstances that require Beacon to pay a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impact of legislative, regulatory, economic, competitive and technological changes; (ix) QXO’s ability to finance the proposed transaction, including the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) the risks and uncertainties set forth in QXO’s and Beacon’s Securities and Exchange Commission filings, including each company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contacts

Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contacts

Mark Manduca
mark.manduca@qxo.com
203-321-3889

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